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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 15, 2004


                              FTI CONSULTING, INC.
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               (Exact Name of Registrant as Specified in Charter)


Maryland                               001-14875                52-1261113
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(State or other jurisdiction    (Commission File Number)     (IRS Employer
 of incorporation)                                           Identification No.)


             900 Bestgate Road, Suite 100, Annapolis, Maryland 21401
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               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (410) 224-8770
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Item 5.  Other Events.

Retirement of President of FTI Consulting, Inc.

On March 15, 2004, Stewart J. Kahn announced that he would retire as President of FTI Consulting, Inc. ("FTI") effective with our 2004 Annual Meeting of Stockholders scheduled for May 19, 2004.

A copy of the Press Release announcing the retirement of Mr. Kahn, as well as other employee promotions and changes, is filed as Exhibit 99.1 and is hereby incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

        (c)     Exhibits

               Exhibit No.                         Description
               -----------                         -----------

               99.1 Press Release of FTI Consulting, Inc. dated March 15, 2004, announcing the retirement of Stewart J. Kahn as President of FTI Consulting, Inc. and other employee promotions and changes.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, FTI has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               FTI CONSULTING, INC.



Dated: March 16, 2004                          By:  /S/ THEODORE I. PINCUS
                                                    ----------------------
                                               Theodore I. Pincus
                                               Executive Vice President and
                                               Chief Financial Officer


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                                  EXHIBIT INDEX

               Exhibit No.                         Description
               -----------                         -----------

               99.1 Press Release of FTI Consulting, Inc. dated March 15, 2004, announcing the retirement of Stewart J. Kahn as President of FTI Consulting, Inc. and other employee promotions and changes.